AMG Beutel Goodman Core Plus Bond Fund
Schedule of Portfolio Investments (unaudited)
July 31, 2025
	Shares	Value
Short-Term Investments - 99.8%
Other Investment Companies - 99.8%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.20%[1,2]	10,003,685	$10,003,685
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.28%[1,2]	15,005,528	15,005,528

Total Short-Term Investments (Cost $25,009,213)		25,009,213
Value

Total Investments - 99.8% (Cost $25,009,213)	$25,009,213
Other Assets, less Liabilities - 0.2%	47,172
Net Assets - 100.0%	$25,056,385

[1]	Yield shown represents the July 31, 2025, seven day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.
[2]	A copy of the security's annual report to shareholders may be obtained without charge on the SEC's website (http://www.sec.gov).
The following table summarizes the inputs used to value the Fund's investments by the fair value hierarchy levels as of July 31, 2025:
	Level 1	Level 2	Level 3	Total
Investments in Securities
Short-Term Investments
Other Investment Companies	$25,009,213	—	—	$25,009,213
Total Investments in Securities	$25,009,213	—	—	$25,009,213
For the period ended July 31, 2025, there were no transfers in or out of Level 3.
For additional information about significant accounting policies, including valuation of investments, refer to the Fund’s most recent semi or annual report.